EXHIBIT 10.5

THIRD AMENDMENT

TO THE

UNITED STATES CELLULAR CORPORATION

2005 LONG-TERM INCENTIVE PLAN

WHEREAS, United States Cellular Corporation, a Delaware corporation (the “Company”) has adopted and maintains the United States Cellular Corporation 2005 Long-Term Incentive Plan (the “Plan”) for the benefit of certain key executives and management personnel;

WHEREAS, pursuant to Section 9.2 of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan as it deems advisable, subject to any requirement of shareholder approval;

WHEREAS, Section 9.8 of the Plan provides for adjustment of awards under the Plan in the event of an equity restructuring of the Company or certain other changes in capitalization or events impacting the Company (an “Adjustment Event”);

WHEREAS, the Company’s accountants have notified the Board that Statement of Financial Accounting Standards No. 123(R)—Share-Based Payment provides that companies that adjust their stock-based compensation awards to preserve their value after an equity restructuring event may incur significant incremental compensation costs unless the adjustment is required to be made; and

WHEREAS, although the Board interprets the current provisions of Section 9.8 of the Plan to require adjustment of awards under the Plan upon an Adjustment Event, it desires to amend Section 9.8 in certain minor respects to eliminate any question as to the mandatory nature of such adjustment.

NOW, THEREFORE, BE IT RESOLVED, that effective as of the latest date on which this Third Amendment is approved by a member of the Board, Section 9.8 of the Plan hereby is amended in its entirety to read as follows:

9.8      Adjustment. In the event of any conversion, stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, combination of shares in a reverse stock split, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities available under the Plan, the maximum number of securities with respect to which options or SARs, or a combination thereof, Restricted Stock Awards or Restricted Stock Unit Awards may be granted during any calendar year to any employee, the maximum amount payable in connection with a Performance Award for any Performance Period, the maximum number of securities with respect to which Incentive Stock Options may be granted under the Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Restricted Stock Award and Restricted Stock Unit Award, the terms of each outstanding Performance Award and the number and class of securities deemed to be held in each Deferred Compensation

Account shall be appropriately and equitably adjusted by the Committee, such adjustment to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. Such adjustment shall be final, binding and conclusive. If such adjustment would result in a fractional security being (a) available under the Plan, such fractional security shall be disregarded, or (b) subject to an award under the Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the purchase or base price, if any, of such award.

* * * * *

IN WITNESS WHEREOF, the undersigned has executed this Third Amendment as of this 29th day of August, 2007.

UNITED STATES CELLULAR CORPORATION

By:	/s/ LeRoy T. Carlson, Jr.

Its:	Chairman

SIGNATURE PAGE TO

THIRD AMENDMENT TO

UNITED STATES CELLULAR CORPORATION

2005 LONG-TERM INCENTIVE PLAN